UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 11, 2003

CARTER’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31829	13-3912933

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

The Proscenium

1170 Peachtree Street NE, Suite 900

Atlanta, Georgia  30309

(Address of principal executive offices including zip code)

(404) 745-2700

(Registrant’s Telephone number including area code)

Item 7.           Financial Statements and Exhibits.

(a)          Not applicable.

(b)         Not applicable.

(c)          Exhibits — The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release of Carter’s, Inc. dated November 11, 2003

Item 12.          Results of Operations and Financial Condition.

On November 11, 2003, Carter’s, Inc. issued a press release announcing its financial results for its third quarter ended October 4, 2003.  A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER’S, INC.

By:	/s/ Michael D. Casey
	Name:	Michael D. Casey
	Title:	Executive Vice President and
Chief Financial Officer

Date:  November 12, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Carter’s, Inc. dated November 11, 2003.